UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2016

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

370 17th Street, Suite 2500

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 595-3331

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Contribution Agreement

On December 30, 2016, DCP Midstream Partners, LP (the “Partnership”) entered into a Contribution Agreement (the “Contribution Agreement”) with DCP Midstream, LLC (“Midstream”) and DCP Midstream Operating, LP (the “Operating Partnership”). The transactions and documents contemplated by the Contribution Agreement are collectively referred to in this Current Report as the “Transaction.” The Transaction closed and became effective on January 1, 2017.

Pursuant to the Contribution Agreement, Midstream agreed to (i) make the Contributions (as defined below) and (ii) cause DCP Midstream GP, LP, the general partner of the Partnership (the “General Partner”) to enter into Amendment No. 3 (the “Third Amendment to the Partnership Agreement”) to the Second Amended and Restated Agreement of Limited Partnership of the Partnership, dated November 1, 2006, as amended (the “Partnership Agreement”).

In consideration of the Operating Partnership’s receipt of the Contributions and the execution of the Third Amendment to the Partnership Agreement by the General Partner, (i) the Partnership agreed to issue and deliver in a private placement 28,552,480 Common Units (as such term is defined in the Partnership Agreement) to Midstream and 2,550,644 General Partner Units (as such term is defined in the Partnership Agreement) to the General Partner, having an aggregate value of $1,125,000,000 as determined by the volume weighted average price of the Common Units over the 20-day trading period ended December 28, 2016 and (ii) the Operating Partnership agreed to assume the Senior Notes (as defined below) and Subordinated Notes (as defined below).

The Contributions are described in further detail below.

•	Midstream contributed to the Operating Partnership cash in an amount of $424,000,000 (the “Cash Contribution”).

•

Midstream contributed to the Operating Partnership its ownership interests in all of its subsidiaries owning operating assets (the “Equity Contribution” and, together with the Cash Contribution, the “Contributions”).

In return, the Operating Partnership assumed the following obligations from Midstream:

•	The following series of notes issued pursuant to that certain Indenture, dated as of August 16, 2000, by and between Midstream (formerly known as Duke Energy Field Services, LLC) and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) (as successor to The Bank of New York Mellon, as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank), as amended and supplemented (the “Senior Indenture”): (a) $300 million aggregate principal amount of 8.125% Notes due 2030 (the “2030 Notes”), (b) $300 million aggregate principal amount of 6.450% Notes due 2036 (the “2036 Notes”), (c) $450 million aggregate principal amount of 6.750% Notes due 2037 (the “2037 Notes”), (d) $450 million aggregate principal amount of 9.75% Notes due 2019 (the “2019 Notes”), (e) $600 million aggregate principal amount of 5.35% Notes due 2020 (the “2020 Notes”) and (f) $500 million aggregate principal amount of 4.75% Notes due 2021 (the “2021 Notes” and (a) – (f), collectively, the “Senior Notes”).

•	$550 million aggregate principal amount of 5.85% Fixed-to-Floating Rate Junior Subordinated Notes due 2043 (the “Subordinated Notes”) issued pursuant to that certain Indenture, dated as of May 21, 2013, by and between Midstream and the Trustee, as amended and supplemented (the “Subordinated Indenture”).

The Operating Partnership assumed the Senior Notes pursuant to the Eleventh Supplemental Indenture (as defined below) and the Subordinated Notes pursuant to the Second Supplemental Indenture (as defined below). Following the assumption by the Operating Partnership of the Senior Notes and Subordinated Notes, the Partnership agreed to guarantee the Senior Notes pursuant to the Twelfth Supplemental Indenture (as defined below). The information regarding the terms of the Senior Indenture, the Subordinated Indenture and any supplements thereto contained in Item 2.03 is hereby incorporated into this Item 1.01.

The Contribution Agreement contains customary representations, warranties and covenants of the Partnership, the Operating Partnership and Midstream. The Partnership and the Operating Partnership, on the one hand, and Midstream, on the other hand, have agreed to indemnify each other and their respective directors, officers, employees, partners, members, contractors, agents and representatives against certain losses resulting from breaches of their respective representations, warranties and covenants, subject to certain negotiated limitations and survival periods set forth in the Contribution Agreement.

The foregoing description of the Contribution Agreement is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference.

Third Amendment to the Partnership Agreement

Pursuant to the Contribution Agreement, on January 1, 2017, the General Partner, in its capacity as the general partner of the Partnership, entered into the Third Amendment to the Partnership Agreement. The Third Amendment to the Partnership Agreement includes terms that amend the Partnership Agreement to cause the incentive distributions payable to the holders of the Partnership’s incentive distribution rights with respect to the fiscal years 2017, 2018 and 2019 to, in certain circumstances, be reduced in an amount up to $100,000,000 per fiscal year as necessary to provide that the distributable cash flow of the Partnership (as adjusted) during such year meets or exceeds the amount of distributions made by the Partnership (as adjusted) to the partners of the Partnership with respect to such year.

The foregoing description of the Third Amendment to the Partnership Agreement is not complete and is qualified in its entirety by reference to the full text of the Third Amendment to the Partnership Agreement, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Services and Employee Secondment Agreement

Pursuant to the Contribution Agreement, on January 1, 2017, the Partnership entered into the Services and Employee Secondment Agreement (the “Services and Employee Secondment Agreement”) with DCP Services, LLC, a wholly-owned subsidiary of Midstream (“Services LLC”), which replaced (i) the Services Agreement between the Partnership and DCP Midstream, LP, (“Midstream LP”), dated February 14, 2013, as amended (the “Original Services Agreement”), and (ii) the Employee Secondment Agreement between the Partnership and Midstream LP, dated February 14, 2013 (the “Original Employee Secondment Agreement”).

Under the Services and Employee Secondment Agreement, (i) Services LLC agrees to provide corporate, general and administrative, financial, operational, technical, engineering and other services to the Partnership and to second all of its employees to the Partnership, and (ii) the

Partnership agrees to reimburse Services LLC for any and all costs, expenses and expenditures incurred or payments made by Services or its affiliates on behalf of the Partnership in connection with the Services and Employee Secondment Agreement.

The foregoing description of the Services and Employee Secondment Agreement is not complete and is qualified in its entirety by reference to the full text of the Services and Employee Secondment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Relationships between the Parties

Midstream owns 100% of the issued and outstanding membership interests in GP LLC, the general partner of the General Partner, which is the general partner of the Partnership. Accordingly, the Conflicts Committee of the GP LLC’s Board of Directors approved the Transaction. The Conflicts Committee, a committee of independent members of the GP LLC’s Board of Directors, retained independent legal and financial advisers to assist it in evaluating the Transaction.

The Partnership owns a 99.999% limited partner interest and, through its wholly-owned subsidiary DCP Midstream Operating, LLC, a 0.001% general partner interest in the Operating Partnership.

Item 1.02.	Termination of a Material Definitive Agreement.

On January 1, 2017, the Partnership terminated the Original Services Agreement and the Original Employee Secondment Agreement and replaced both agreements with the Services and Employee Secondment Agreement. See “Services and Employee Secondment Agreement” in Item 1.01 of this Current Report.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 1, 2017, the Partnership completed the Transaction. The description of the Transaction contained in Item 1.01 of this Current Report is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Senior Indenture

On January 1, 2017, the Operating Partnership entered into the eleventh supplemental indenture, dated January 1, 2017 (the “Eleventh Supplemental Indenture”), between the Operating Partnership, Midstream and the Trustee, which provides for the assumption of the Senior Indenture and the Senior Notes by the Operating Partnership. The terms of the Senior Indenture require that any person that acquires all or substantially all of the assets of the issuer thereunder (formerly Midstream) expressly assume the Senior Indenture and the Senior Notes by an indenture supplemental thereto. In accordance with those terms, the Operating Partnership assumed the Senior Indenture and the Senior Notes.

The 2030 Notes bear interest at a rate of 8.125% per annum, which is payable semi-annually in arrears on February 16 and August 16 of each year. The 2030 Notes will mature on August 16, 2030, unless redeemed prior to maturity.

The 2036 Notes bear interest at a rate of 6.45% per annum, which is payable semi-annually in arrears on May 3 and November 3 of each year. The 2030 Notes will mature on November 3, 2036, unless redeemed prior to maturity.

The 2037 Notes bear interest at a rate of 6.75% per annum, which is payable semi-annually in arrears on March 15 and September 15 of each year. The 2037 Notes will mature on September 15, 2037, unless redeemed prior to maturity.

The 2019 Notes bear interest at a rate of 9.75% per annum, which is payable semi-annually in arrears on March 15 and September 15 of each year. The 2019 Notes will mature on March 15, 2019, unless redeemed prior to maturity.

The 2020 Notes bear interest at a rate of 5.35% per annum, which is payable semi-annually in arrears on March 15 and September 15 of each year. The 2020 Notes will mature on March 15, 2020, unless redeemed prior to maturity.

The 2021 Notes bear interest at a rate of 4.75% per annum, which is payable semi-annually in arrears on March 30 and September 30 of each year. The 2021 Notes will mature on September 30, 2021, unless redeemed prior to maturity.

Prior to the maturity date of any series of the Senior Notes, the Operating Partnership may redeem such series of Senior Notes at a redemption price equal to the greater of (i) 100% of the principal amount of the Senior Notes to be redeemed and (ii) the sum of the present values of the principal amount of the Senior Notes to be redeemed and the remaining scheduled payments of interest on such Senior Notes (exclusive of interest accrued to the redemption date) discounted from their respective scheduled repayment dates to the redemption date on a semiannual basis

(assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (a) plus (1) in the case of the 2030 Notes, 2036 Notes and 2020 Notes, 25 basis points, (2) in the case of the 2037 Notes, 35 basis points, (3) in the case of the 2019 Notes, 75 basis points, and (4) in the case of the 2021 Notes, 45 basis points, (b) plus accrued and unpaid interest thereon to, but excluding, the redemption date.

On January 1, 2017, the Operating Partnership and the Partnership entered into the twelfth supplemental indenture, dated January 1, 2017 (the “Twelfth Supplemental Indenture”), between the Operating Partnership, the Partnership and the Trustee, which provides for the full and unconditional guarantee of the Senior Notes by the Partnership on a senior unsecured basis. The guarantee of the Senior Notes by the Partnership will rank equally in right of payment with the Partnership’s existing and future senior unsecured indebtedness and senior in right of payment to any subordinated debt the Partnership may incur.

The Senior Indenture contains covenants that will limit the ability of the Operating Partnership and certain of its subsidiaries to, among other things, create liens on its principal properties, engage in sale-leaseback transactions, and merge or consolidate with another entity or sell, lease or transfer substantially all of its properties or assets to another entity. The Senior Indenture does not restrict the Operating Partnership or its subsidiaries from incurring additional indebtedness, paying distributions on its equity interests or purchasing or redeeming its equity interests, nor does it require the maintenance of any financial ratios or specified levels of net worth or liquidity. Events of default under the Senior Indenture include:

•	default for 60 days in the payment when due of any interest on, or any additional amount in respect of, the Senior Notes;

•	default in the payment of principal or any premium on the Senior Notes when due;

•	default in the making of any sinking fund payment, when and as due by the terms of the Senior Notes, and continuance of such default for a period of 60 days;

•	the default in performance or breach of any covenant of the Operating Partnership and continuance of such default for a period of 90 days after notice is given by the Trustee and the holders of at least 33% in principal amount of the outstanding series of Senior Notes specifying such default or breach and requiring it to be remedied, unless the holders of the securities that gave the notice agree in writing to an extension of the period prior to its expiration; and

•	certain events of bankruptcy, insolvency or reorganization with respect to the Operating Partnership or the Partnership.

If an event of default with respect to any series of the Senior Notes at the time outstanding occurs and is continuing, then the Trustee or the holders of not less than 33% in principal amount of the outstanding notes in that series of Senior Notes may declare the principal amount of all the notes in that series of Senior Notes to be due and payable immediately.

The Subordinated Indenture

On January 1, 2017, the Operating Partnership entered into the second supplemental indenture, dated January 1, 2017 (the “Second Supplemental Indenture”), between the Operating Partnership, Midstream and the Trustee, which provides for the assumption of the Subordinated Indenture and the Subordinated Notes by the Operating Partnership. The terms of the Subordinated Indenture require that any person that acquires all or substantially all of the assets of the issuer thereunder (formerly Midstream) expressly assume the Subordinated Notes and the Subordinated Indenture by indenture supplemental thereto. In accordance with those terms, the Operating Partnership assumed the Subordinated Indenture and the Subordinated Notes.

Unless earlier redeemed, the Subordinated Notes mature on May 21, 2043. The Subordinated Notes will initially bear interest at a fixed rate of 5.85% per annum, payable semi-annually in arrears, to, but excluding, May 21, 2023, and thereafter to, but excluding, the maturity date or earlier redemption, the interest rate shall reset quarterly to an interest rate per annum equal to the then current three-month LIBOR rate plus 385 basis points.

Prior to May 21, 2023, the Operating Partnership may redeem the Subordinated Notes, in whole or in part, at a redemption price equal to the present value of a principal payment on May 21, 2023 and scheduled payments of interest that would have accrued from the redemption date to May 21, 2023 on the Subordinated Notes being redeemed (excluding any accrued and unpaid interest for the period prior to the redemption date), discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Rate plus 50 basis points, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after May 21, 2023, the Operating Partnership may redeem the Subordinated Notes, in whole or in part, at a redemption price equal 100% of the principal amount of the Subordinated Notes being redeemed plus all accrued and unpaid interest thereon to but not including such redemption date.

The Subordinated Notes issued pursuant to the Subordinated Indenture are the Operating Partnership’s subordinated unsecured obligations. Each series of the securities issued pursuant to the Subordinated Indenture, including the Subordinated Notes, will rank equally in right of payment with all of the Operating Partnership’s other existing and future subordinated unsecured indebtedness, and junior in right of payment to any of its senior indebtedness, including any securities issued pursuant to the Senior Indenture, which includes the Senior Notes.

The Subordinated Indenture contains covenants that will limit the ability of the Operating Partnership and certain of its subsidiaries to, among other things, merge or consolidate with another entity or sell, lease or transfer substantially all of their properties or assets to another entity. The Subordinated Indenture does not restrict the Operating Partnership or its subsidiaries from incurring additional indebtedness, paying distributions on its equity interests or purchasing or redeeming its equity interests, nor does it require the maintenance of any financial ratios or specified levels of net worth or liquidity. Events of default under the Subordinated Indenture include:

•	default in the payment of principal or any applicable make-whole payment on the Subordinated Notes when due;

•	default for 30 days in the payment when due of any interest on, or any additional amount in respect of the Subordinated Notes;

•	certain events of bankruptcy, insolvency or reorganization with respect to the Operating Partnership.

If an event of default with respect to any series of the Subordinated Notes at the time outstanding occurs and is continuing, then the Trustee or the holders of not less than 25% in the aggregate principal amount of the outstanding notes in that series of Subordinated Notes may declare the principal, premium, if any, and all accrued and unpaid interest, including deferred interest, amount of that series of Subordinated Notes to be due and payable immediately.

The information regarding the Senior Indenture, the Subordinated Indenture, and any supplements thereto, the Senior Notes and the Subordinated Notes included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03 of this Current Report. The description of the Senior Indenture, Eleventh Supplemental Indenture, Twelfth Supplemental Indenture, Subordinated Indenture and Second Supplemental Indenture contained in this Current Report does not purport to be complete and is qualified in its entirety by reference to the full text of the Senior Indenture, a copy of which is filed herewith as Exhibit 4.1, the Eleventh Supplemental Indenture, a copy of which is filed herewith as Exhibit 4.8, the Twelfth Supplemental Indenture, a copy of which is filed herewith as Exhibit 4.9, the Subordinated Indenture, a copy of which is filed herewith as Exhibit 4.10 and the Second Supplemental Indenture, a copy of which is filed herewith as Exhibit 4.12.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report regarding the issuance of units as contemplated by the Contribution Agreement is incorporated by reference into this Item 3.02.

The private placement of units issued pursuant to the Contribution Agreement was made in reliance upon exemption from registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2).

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 1, 2017, the General Partner, in its capacity as general partner to the Partnership, entered into the Third Amendment to the Partnership Agreement. The material terms of the Third Amendment to the Partnership Agreement are described above under the caption “Third Amendment to the Partnership Agreement” in Item 1.01 and the description in that item is incorporated by reference into this Item 5.03.

Item 7.01.	Regulation FD Disclosure.

On January 4, 2017, the Partnership and Midstream issued a joint press release announcing the closing of the Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Partnership will file the financial statements required by this Item not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The Partnership will file the pro forma financial information required by this Item not later than 71 days after the date on which this current report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1*	Contribution Agreement, dated December 30, 2016, by and among DCP Midstream, LLC, DCP Midstream Partners, LP and DCP Midstream Operating, LP.

3.1	Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of DCP Midstream Partners, LP, dated January 1, 2017.

4.1	Indenture, dated as of August 16, 2000, by and between Duke Energy Field Services, LLC and The Chase Manhattan Bank.

4.2**	First Supplemental Indenture, dated August 16, 2000, by and between Duke Energy Field Services, LLC and The Chase Manhattan Bank (attached as Exhibit 4.1 to DCP Midstream, LLC’s Current Report on Form 8-K (File No. 000-31095) filed with the SEC on August 16, 2000).

4.3	Fifth Supplemental Indenture, dated as of October 27, 2006, by and between Duke Energy Field Services, LLC and The Bank of New York (as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.4	Sixth Supplemental Indenture, dated September 17, 2007, by and between DCP Midstream, LLC (formerly known as Duke Energy Field Services, LLC) and The Bank of New York (as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.5	Eighth Supplemental Indenture, dated February 24, 2009, by and between DCP Midstream, LLC (formerly known as Duke Energy Field Services, LLC) and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.6	Ninth Supplemental Indenture, dated March 11, 2010, by and between DCP Midstream, LLC (formerly known as Duke Energy Field Services, LLC) and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.7	Tenth Supplemental Indenture, dated September 19, 2011, by and between DCP Midstream, LLC (formerly known as Duke Energy Field Services, LLC) and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.8	Eleventh Supplemental Indenture, dated January 1, 2017, by and between DCP Midstream Operating, LP, DCP Midstream, LLC and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.9	Twelfth Supplemental Indenture, dated January 1, 2017, by and among DCP Midstream Operating, LP (as successor to DCP Midstream, LLC (formerly known as Duke Energy Field Services, LLC)), DCP Midstream Partners, LP and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.10	Indenture, dated as of May 21, 2013, by and between DCP Midstream, LLC and the Bank of New York Mellon Trust Company, N.A.

4.11	First Supplemental Indenture, dated May 21, 2013, by and between DCP Midstream, LLC and the Bank of New York Mellon Trust Company, N.A.

4.12	Second Supplemental Indenture, dated January 1, 2017, by and between DCP Midstream Operating, LP, DCP Midstream, LLC and The Bank of New York Mellon Trust Company, N.A.

10.1	Services and Employee Secondment Agreement, dated January 1, 2017, by and between DCP Services, LLC and DCP Midstream Partners, LP.

99.1	Press Release, dated January 4, 2017.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the Partnership agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.
**	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2017	DCP MIDSTREAM PARTNERS, LP

	By:	DCP MIDSTREAM GP, LP
its General Partner

	By:	DCP MIDSTREAM GP, LLC
its General Partner

	By:	/s/ Michael S. Richards
Michael S. Richards
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Contribution Agreement, dated December 30, 2016, by and among DCP Midstream, LLC, DCP Midstream Partners, LP and DCP Midstream Operating, LP.

3.1	Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of DCP Midstream Partners, LP, dated January 1, 2017.

4.1	Indenture, dated as of August 16, 2000, by and between Duke Energy Field Services, LLC and The Chase Manhattan Bank.

4.2**	First Supplemental Indenture, dated August 16, 2000, by and between Duke Energy Field Services, LLC and The Chase Manhattan Bank (attached as Exhibit 4.1 to DCP Midstream, LLC’s Current Report on Form 8-K (File No. 000-31095) filed with the SEC on August 16, 2000).

4.3	Fifth Supplemental Indenture, dated as of October 27, 2006, by and between Duke Energy Field Services, LLC and The Bank of New York (as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.4	Sixth Supplemental Indenture, dated September 17, 2007, by and between DCP Midstream, LLC (formerly known as Duke Energy Field Services, LLC) and The Bank of New York (as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.5	Eighth Supplemental Indenture, dated February 24, 2009, by and between DCP Midstream, LLC (formerly known as Duke Energy Field Services, LLC) and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.6	Ninth Supplemental Indenture, dated March 11, 2010, by and between DCP Midstream, LLC (formerly known as Duke Energy Field Services, LLC) and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.7	Tenth Supplemental Indenture, dated September 19, 2011, by and between DCP Midstream, LLC (formerly known as Duke Energy Field Services, LLC) and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.8	Eleventh Supplemental Indenture, dated January 1, 2017, by and between DCP Midstream Operating, LP, DCP Midstream, LLC and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.9	Twelfth Supplemental Indenture, dated January 1, 2017, by and among DCP Midstream Operating, LP (as successor to DCP Midstream, LLC (formerly known as Duke Energy Field Services, LLC)), DCP Midstream Partners, LP and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank).

4.10	Indenture, dated as of May 21, 2013, by and between DCP Midstream Operating, LP (as issuer and successor to DCP Midstream, LLC) and the Bank of New York Mellon Trust Company, N.A.

4.11	First Supplemental Indenture, dated May 21, 2013, by and between DCP Midstream, LLC and the Bank of New York Mellon Trust Company, N.A.

4.12	Second Supplemental Indenture, dated January 1, 2017, by and between DCP Midstream Operating, LP, DCP Midstream, LLC and The Bank of New York Mellon Trust Company, N.A.

10.1	Services and Employee Secondment Agreement, dated January 1, 2017, by and between DCP Services, LLC and DCP Midstream Partners, LP.

99.1	Press Release, dated January 4, 2017.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the Partnership agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.
**	Previously filed.